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                       SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):       FEBRUARY 16, 2005
                                                 -------------------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-26396                  65-0538630
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(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)


  8685 Northwest 53rd Terrace, Miami, Florida                    33166
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (305) 593-0770
                                                   -----------------------------


                                      NONE
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           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 4.02       NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

        On February 10, 2005, management of Benihana Inc. (the "Company") discussed with the Audit Committee of the Board of Directors of the Company (the "Audit Committee") the views expressed by the Office of the Chief Accountant of the Securities and Exchange Commission (the "SEC") on February 7, 2005 regarding certain operating lease accounting issues and their application under generally accepted accounting principles ("GAAP"). The Audit Committee concurred with management's plan to further evaluate its accounting practices relative to leases.

        On February 11, 2005, in a telephonic meeting with the Company's independent registered public accounting firm, management made a preliminary determination that its then-current method of lease accounting, including its then-current method of accounting for rent holidays were not in accordance with GAAP. Because the Company's Quarterly Report on Form 10-Q for the quarter ended January 2, 2005 (the "10-Q") was due February 11, 2005, management recommended filing a Form 12b-25 with the SEC for a five-day extension of the due date of the 10-Q in order to give management time to incorporate the correct accounting for these items into the 10-Q. On February 14, 2005, the Company filed the Form 12b-25 to report the filing extension.

        On February 16, 2005, the Company determined that its previously issued audited consolidated financial statements for fiscal 2004 filed on Form 10-K/A for the year ended March 28, 2004 and the unaudited 2004 quarterly information previously filed on Forms 10-Q for the quarters ended July 18, 2004 and October 10, 2004 should be restated. On February 17, 2005, the Company filed its quarterly report on Form 10-Q for the quarter ended January 2, 2005, which included the restatement of the three and ten periods ended January 4, 2004 and the fiscal year ended March 28, 2004 to properly reflect the correct accounting for leases. The Company's independent registered public accounting firm has not completed its review of the financial statements for the three and ten periods ended January 2, 2005 or the financial statements for any other period and as a result, they may not agree with the Company's revised accounting for leases upon completion of their review. The Company refers you to the discussion under "Restatement of Previously Issued Financial Statements" in Note 2 of the Notes to Condensed Consolidated Financial Statements contained in the 10-Q, which discussion is incorporated by reference in this Form 8-K. These matters will not have an impact on the Company's previously reported cash flows, sales or same-restaurant sales or on the Company's compliance with any covenant under its credit facility or other debt instruments.

        As a result of the Company's determination to restate its consolidated financial statements as discussed above, the financial statements included in the Company's Annual Report on Form 10-K/A and the financial statements included on Forms 10-Q/A for the quarters ended July 18, 2004 and October 10, 2004 should no longer be relied upon. The Company intends to file a Form 10-K/A and Forms 10-Q/A with restated consolidated financial statements.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                BENIHANA INC.



                                                By:  /s/ Michael R. Burris
                                                --------------------------------
                                                Michael R. Burris
                                                Senior Vice President of
                                                Finance and Treasurer